                      VALUE LINE NEW YORK TAX EXEMPT TRUST

                        --------------------------------
                                   PROSPECTUS
                                  July 1, 1999
--------------------------------------------------------------------------------

                                     [LOGO]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

               TRUST SUMMARY

                           What is the Trust's goal? PAGE 2

                           What are the Trust's main investment strategies? PAGE
                           2

                           What are the main risks of investing in the Trust? PAGE 2

                           How has the Trust performed? PAGE 3

                           What are the Trust's fees and expenses? PAGE 4

 HOW WE MANAGE THE TRUST

  Our principal investment strategies PAGE 5

  The type of securities in which we invest PAGE 5

  The principal risks of investing in the Trust PAGE 6

                     WHO MANAGES THE TRUST

                                     Investment Adviser PAGE 8

                                     Management fees PAGE 8

                                     Portfolio management PAGE 8

        ABOUT YOUR ACCOUNT

              How to buy shares PAGE 9

              How to sell shares PAGE 11

              Special services PAGE 12

              Dividends, distributions and taxes PAGE 13

                       FINANCIAL HIGHLIGHTS

                                         Financial Highlights PAGE 14

                    TRUST SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE TRUST'S GOAL?

                   The Trust's primary investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. Although the Trust will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?


                   To achieve the Trust's goal, we invest the Trust's assets so that, under normal conditions, at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes and will not be subject to the alternative minimum tax. The Trust invests primarily in investment grade New York municipal securities having a maturity of more than one year.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?


                   Investing in any mutual fund, including the Trust, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money that you invest. When you invest in the Trust, you assume a number of risks. Among them, is INTEREST RATE RISK, the risk that as interest rates rise the value of some fixed income securities may decrease, MARKET RISK, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, CREDIT RISK, the risk that any of the Trust's holdings will have its credit downgraded or will default, INCOME RISK, the risk that the Trust's income may decline because of falling interest rates and other market conditions and LIQUIDITY RISK, the risk that at times it may be difficult to value a security or sell it at a fair price.


                   The price of Trust shares will increase and decrease according to changes in the value of the Trust's investments. The market values of municipal securities will vary inversely in relation to their yields.

                   The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest.

                   The Trust is nondiversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

                   An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. The Trust is not appropriate for IRAs or other tax-advantaged retirement plans. For a more complete discussion of risk, please turn to page 6.


HOW HAS THE TRUST PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Trust. We show how returns for the Trust's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the Lehman Brothers Municipal Bond Index, which is a broad based market index. You should remember that unlike the Trust, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. The Trust's past performance is not necessarily an indication of how it will perform in the future.

                   TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  1989       8.23%
1990           4.13%
1991          14.36%
1992           9.54%
1993          13.87%
1994          -7.73%
1995          17.30%
1996           2.35%
1997           9.34%
1998           6.12%

BEST QUARTER:                             Q1 1995  +17.06%
WORST QUARTER:                            Q1 1994   (5.97%)

                   The Trust's year-to-date return for the three months ended March 31, 1999, was .08%.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98

                                     1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------
VALUE LINE NEW YORK TAX EXEMPT
TRUST                                 6.12%     5.15%     7.53%
----------------------------------------------------------------
LEHMAN BROS. MUNICIPAL BOND INDEX     6.48%     6.22%     8.22%
----------------------------------------------------------------

WHAT ARE THE TRUST'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Trust.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES   NONE
AS A PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A          NONE
PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED
DIVIDENDS                                           NONE
--------------------------------------------------------
REDEMPTION FEE                                      NONE
--------------------------------------------------------
EXCHANGE FEE                                        NONE
--------------------------------------------------------

                   ANNUAL TRUST OPERATING EXPENSES(EXPENSES THAT ARE DEDUCTED FROM TRUST ASSETS)

---------------------------------------------------------
MANAGEMENT FEES                                     0.60%
---------------------------------------------------------
DISTRIBUTION AND SERVICE (12B-1) FEES               NONE
---------------------------------------------------------
OTHER EXPENSES                                      0.38%
---------------------------------------------------------
TOTAL ANNUAL TRUST OPERATING EXPENSES               0.98%
---------------------------------------------------------

                   EXAMPLE

                   This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. We show the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Trust's operating expenses remain the same. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
TAX EXEMPT FUND                   $100      $312       $542       $1,201
-------------------------------------------------------------------------

                    HOW WE MANAGE THE TRUST
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES


                   We analyze economic and market conditions, seeking to identify the securities that we think make the best investments. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes and will not be subject to the alternative minimum tax. This is a fundamental policy of the Trust which will not be changed without shareholder approval.


THE TYPE OF SECURITIES IN WHICH WE INVEST

                   We invest primarily in New York State municipal and public authority debt obligations having a maturity of more than one year and which are rated at the time of purchase within the four highest categories of a nationally recognized rating organization, or if not rated, deemed by the Adviser to be of comparable quality.

                   The investments are generally one of the following: General Obligation Bonds which are secured by the full faith and credit of the issuer and its taxing power or Revenue Bonds which are payable from revenue derived from a particular facility or service.

                   TEMPORARY DEFENSIVE POSITION

                   From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Trust's assets in cash, cash equivalents, U.S. Government securities or non-New York tax-exempt securities for temporary defensive purposes. This could help the Trust avoid losses, but it may result in lost opportunities and lower yields. If this becomes necessary, the Trust's assets may not be invested in accordance with its strategy and the Trust may not achieve its investment objectives.


                   PORTFOLIO TURNOVER
                   The Trust may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives which would result in additional expenses. High portfolio turnover may negatively affect the Trust's performance. Portfolio turnover may also result in capital gain distributions that could raise your income tax liability.

THE PRINCIPAL RISKS OF INVESTING IN THE TRUST


                   Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The Trust's ability to achieve its investment objective is dependent upon the ability of issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Trust's yield or share price. As a result, this Trust could be more risky than a fund that is more geographically diversified.


                   Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and money and capital market conditions, the volume of municipal securities available, the slope of the yield curve, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields.


                   When investing in the Trust you will also assume an INTEREST RATE RISK, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Trust are MARKET RISK, CREDIT RISK, INCOME RISK and LIQUIDITY RISK. MARKET RISK is the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions. CREDIT RISK is the risk that any of the Trust's holdings will have its credit rating downgraded or will default, thereby reducing the Trust's income level and share price. INCOME RISK is the risk that the Trust's income may decline because of falling interest rates and other market conditions. LIQUIDITY RISK is the risk that at times it may be difficult to value a security or sell it at a fair price.


                   An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                   Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust's recent holdings can be found in the Trust's current annual or semi-annual report.

                   YEAR 2000 RISKS
                   Like other mutual funds, the Trust could be adversely affected if the computer systems used by the Adviser and the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

                   The Year 2000 Problem may impact municipalities, which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the municipality's degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.

                    WHO MANAGES THE TRUST
--------------------------------------------------------------------------------

                   The business and affairs of the Trust are managed by the Trust's officers under the direction of the Trust's Board of Trustees.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Trust's investment adviser and manages the Trust's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.

                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Trust's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                   For managing the Trust and its investments, the Adviser is paid a yearly fee of 0.60% of the Trust's average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Trust's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

                    / / BY TELEPHONE
                   Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                    / / BY WIRE
                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

                    / / THROUGH A BROKER-DEALER
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                    / / BY MAIL
                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. If you are making an initial purchase by mail, you must include a completed Account Application with your check.

                    / / MINIMUM/ADDITIONAL INVESTMENTS
                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order.

                    / / TIME OF PURCHASE
                   Your price for Trust shares is the Trust's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Trust.

                   Trust shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Trust, orders will be priced at the NAV next computed after receipt by the intermediary.

                    / / NET ASSET VALUE

                   We calculate NAV by adding the market value of all the securities and assets in the Trust's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined by the Board of Trustees. Fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES

                    / / BY MAIL
                   You can redeem your shares (sell them back to the Trust) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                    / / BY TELEPHONE OR WIRE
                   You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                    / / BY CHECK
                   You can sell $500 or more of your shares by writing a check payable to the order of any person.

                    / / THROUGH A BROKER-DEALER
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Trust has authorized certain brokers to accept purchase and redemption orders on behalf of the Trust. The Trust has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Trust.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Trust. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                    / / BY EXCHANGE
                   You can exchange all or part of your investment in the Trust for shares in other Value Line funds. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.

                   When you send us a request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. You may have to pay taxes on the gain from your sale of shares.


                   We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                   ACCOUNT MINIMUM
                   If as a result of redemptions your account balance falls below $500, the Trust may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Trust may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

                    / / Valu-Matic-Registered Trademark- allows you to make
                        regular monthly investments of $25 or more automatically from your checking account.

                    / / Through our Systematic Cash Withdrawal Plan you can
                        arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Trust declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.


                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. As long as the Trust continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. If the Trust fails to qualify as a regulated investment company, its earnings will be subject to tax at a maximum corporate tax rate of 35%. The tax status of your dividends from the Trust is not affected by whether you reinvest your dividends or receive them in cash. Distributions from the Trust's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains are generally taxable as ordinary income. The Trust intends to pay federally tax-exempt distributions derived from qualifying municipal securities. To the extent the Trust's dividend distributions are derived from state tax-free investments, they will be free from New York State and City personal income taxes. Corporate taxpayers should note that the Trust's distributions are not exempt from New York State and City franchise or corporate income taxes. However, you may be subject to state and local taxes on distributions.


                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Trust's financial performance for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request by calling 800-223-0818.

                   FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------


                              YEARS ENDED ON LAST DAY OF FEBRUARY,
----------------------------------------------------------------------
                              1999     1998     1997     1996     1995
----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $10.51   $10.04   $10.28    $9.81   $10.49
----------------------------------------------------------------------
  INCOME (LOSS) FROM
  INVESTMENT
    OPERATIONS:
    Net investment income      .43      .44      .48      .49      .52
    Net gains or losses
    on securities (both
    realized and
    unrealized)                .14      .47     (.11)     .47     (.61)
----------------------------------------------------------------------
    Total from investment
    operations                 .57      .91      .37      .96     (.09)
----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income         (.42)    (.44)    (.48)    (.49)    (.52)
    Distributions from
    capital gains             (.33)      --     (.13)      --     (.07)
----------------------------------------------------------------------
    Total distributions       (.75)    (.44)    (.61)    (.49)    (.59)
----------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $10.33   $10.51   $10.04   $10.28    $9.81
----------------------------------------------------------------------
TOTAL RETURN                  5.56%    9.31%    3.73%   10.00%    (.58)%
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(in thousands)             $33,403  $34,597  $32,745  $40,169  $39,139
Ratio of expenses to
average
net assets                     .98%(2)     .92%(1)     .92%(1)     .92%     .86%
Ratio of net income to
average
net assets                    4.05%    4.35%    4.79%    4.87%    5.36%
Portfolio turnover rate         56%     116%      86%     119%     105%


                    ------------------------------------------------------------
                    (1) BEFORE OFFSET OF CUSTODY CREDITS.
                    (2)RATIO REFLECTS EXPENSES GROSSED UP FOR CUSTODY CREDIT
                       ARRANGEMENT. THE RATIO OF EXPENSES NET OF CUSTODY CREDITS WOULD HAVE BEEN .97%.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

                   Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated July 1, 1999, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Trust, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus from our Internet site at http://www.valueline.com.

                   You can find reports and other information about the Trust on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.

                   INVESTMENT ADVISER                                SERVICE AGENT
                   Value Line, Inc.                                  State Street Bank and Trust Company
                   220 East 42nd Street                              c/o NFDS
                   New York, NY 10017-5891                           P.O. Box 419729
                                                                     Kansas City, MO 64141-6729

                   CUSTODIAN                                         DISTRIBUTOR
                   State Street Bank and Trust Company               Value Line Securities, Inc.
                   225 Franklin Street                               220 East 42nd Street
                   Boston, MA 02110                                  New York, NY 10017-5891

                   Value Line Securities, Inc.
                   220 East 42nd Street, New York, NY 10017-5891     File no. 811-5052

                      VALUE LINE NEW YORK TAX EXEMPT TRUST

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 1999
-------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line New York Tax Exempt Trust dated July 1, 1999, a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of independent auditors appearing in the Trust's 1999 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-223-0818.


                                 --------------

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                      ---------
Description of the Trust and Its Investments and Risks..............................       B-2
Special Considerations Relating to New York Municipal Securities....................       B-9
Management of the Trust.............................................................       B-21
Investment Advisory and Other Services..............................................       B-23
Portfolio Transactions..............................................................       B-24
Capital Stock.......................................................................       B-25
Purchase, Redemption and Pricing of Shares..........................................       B-25
Taxes...............................................................................       B-26
Performance Data....................................................................       B-28
Financial Statements................................................................       B-28
Security Ratings....................................................................       B-29

             DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

    CLASSIFICATION. The Trust is an open-end, nondiversified management investment company established as a Massachusetts business trust in 1987. The Trust's investment adviser is Value Line, Inc. (the "Adviser").


    INVESTMENT OBJECTIVE. The Trust's investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions,the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both federal income tax and New York State and City personal income taxes, and will not be subject to the alternative minimum tax, except during times of adverse market conditions. This is a fundamental policy of the Trust which will not be changed without shareholders' approval. No assurance can be made that the Trust's investment objective will be achieved. A portion of the Trust's income may be subject to federal, state and local taxes.


    The Trust's investment objective cannot be changed without shareholder approval.

    INVESTMENT STRATEGY AND RISKS. The Trust will invest primarily in New York State municipal and public authority debt obligations having a maturity of more than one year which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor's Ratings Services (AAA, AA, A and BBB). The Trust may also invest up to 30% of its assets in bonds rated Ba or B by Moody's or BB or B by Standard & Poor's. As of February 28, 1999, the Trust had no securities rated below investment grade (Aaa through Baa). Investments rated Baa or BBB or lower have speculative characteristics; lower rated investments normally provide higher yields but are speculative and involve greater risk including the possibility of default or bankruptcy than is the case with higher rated securities. These securities may also be subject to greater market fluctuations. The Trust may also invest up to 100% of its assets in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Trust may invest. The amount of information about the financial condition of an issuer of New York tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. See "Special Considerations," below. The Trust may also purchase obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.

    Up to 20% of the Trust's total assets may be invested in taxable money market instruments, non-New York tax-exempt securities, futures and options. The Trust may temporarily invest more than 20% of its total assets in taxable money market instruments and non-New York tax-exempt securities when the Adviser deems a "defensive" posture to be advisable because of market conditions. The Trust may only purchase those non-New York tax-exempt securities which satisfy the standards for New York tax-exempt securities set forth in the preceding paragraph. The types of taxable money market instruments in which the Trust may invest are the following: commercial paper (rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's), U.S. government securities, repurchase agreements or other short-term money market instruments.

    Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and money and capital market conditions, the volume of municipal securities available, the slope of the yield curve, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the maturity of the obligations.

    SPECIAL CONSIDERATIONS AFFECTING THE TRUST. The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.


    Certain substantial issuers of New York municipal securities (including issuers whose obligations may be acquired by the Trust) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's and Moody's in recent years, Standard & Poor's and Moody's have recently placed the debt obligations of New York State on Credit Watch with positive implications and upgraded the debt obligations of New York City, respectively. Strong demand for New York municipal securities has at times had the effect of permitting New York municipal securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal securities. Although as of the date of this Statement of Additional Information, no issuers of New York municipal securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York municipal securities and, consequently, the net asset value of the Trust's portfolio.



    The Trust's classification as a "non-diversified" investment company allows it to have a larger position in the securities of a single issuer than would be the case if it were diversified. Because a relatively high percentage of the Trust's assets may be invested in the obligations of a limited number of issuers, the portfolio securities of the Trust may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. To qualify for taxation as a regulated investment company, the Trust must, among other things: (i) distribute to its shareholders at least the sum of 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Trust's business of investing in securities; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Trust (a) at least 50% of the market value of the Trust's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Trust's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Trust controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.


MISCELLANEOUS PRINCIPAL AND NON-PRINCIPAL INVESTMENT PRACTICES

    WHEN-ISSUED SECURITIES. Tax-exempt securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Trust. No payment is made until delivery is due, often a month or more after the purchase. When the Trust engages in when-issued and delayed-delivery transactions, certain risks are involved. The Trust relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining its net asset value. A separate account for the Trust consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Trust's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Trust.

    PRIVATE PLACEMENT. The Trust may acquire privately negotiated loans to tax-exempt borrowers as such securities are expected to provide the Trust with a higher rate of interest than is generally available from marketable securities. To the extent that these private placements are not readily marketable, the Trust will limit its investment in such securities (and in other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

    VARIABLE RATE DEMAND INSTRUMENTS. The Trust may also invest in variable rate demand instruments which are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Trust to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Trust intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Trust, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Trust may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

    LENDING SECURITIES. The Trust may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the lent securities and accrued interest. The Trust will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on lent municipal securities received by the borrower and paid over to the Trust will not be exempt from federal income taxes in the hands of the Trust. No loans of securities will be made if, as a result, the aggregate of such loans would exceed 10% of the value of the Trust's total assets. The Trust may terminate such loans at any time.

    FINANCIAL FUTURES CONTRACTS. The Trust may invest in financial futures contracts ("futures contracts") and related options thereon limited to 30% of the Trust's net assets. If the Adviser anticipates that interest rates will rise, the Trust may sell a futures contract or write a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time at a specified price. A futures contract purchase creates an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Trust entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Trust entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Trust realizes a gain, and if the offsetting sale price is less than the purchase price, the Trust realizes a loss.

    The Trust is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Trust may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Trust may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

    The Trust will only enter into financial contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

    A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on the sale. The risk of imperfect correlation may be increased if the futures contracts being used are on taxable securities rather than on tax-exempt securities since there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the price of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are in a purchase or sale of a futures contract. The value of the option does change and is reflected in the net asset value of the Trust.

    Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Trust will enter into an option on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

    The Trust may also utilize municipal bond index futures contracts and options thereon for hedging purposes. The Trust's strategies in employing such contracts will be similar to those discussed above with respect to financial futures and related options. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Trading in the municipal bond index futures contract takes place on the Chicago Board of Trade.

    The Trust may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Trust's total assets. In instances involving the purchase of futures contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

    REPURCHASE AGREEMENTS. The Trust may invest temporary cash balances in repurchase agreements in an amount not to exceed 5% of its total assets. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. The Trust has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable (including private placements), amounts to more than 10% of its total assets. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Trust. The Trustees monitor the creditworthiness of parties with which the Trust enters into repurchase agreements.

    While the Trust has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

    OPTIONS. The Trust may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Trust's portfolio. The Trust will only buy options listed on national securities exchanges. The Trust will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Trust's total assets.

    Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Trust will not invest in options on debt securities.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium paid by the holder to the writer, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium paid by the holder to the writer, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Trust generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

    The Trust will only write covered call or covered put options listed on national securities exchanges. The Trust may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Trust owns the underlying security subject to the call option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Trust holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Trust in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Trust maintains cash, Treasury bills or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

    The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    INVESTMENT RISKS OF HIGH YIELDING SECURITIES. The Trust may invest up to 30% of its assets in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's Ratings Services. These high-yielding, lower-rated securities, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

    Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Trust may invest, the yields and prices of such securities may tend to fluctuate more than those of higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of below investment grade bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual developments. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

    An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Trust's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


    Some of the significant financial considerations relating to the Trust's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.



    STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.



    In the calendar years 1987 through 1997, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover.



    State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



    The Additional Information Statement reflects estimates of receipts and disbursements as formulated in the State Financial Plan released on June 25, 1998, as updated on a quarterly basis. The third quarterly update ("Third Quarterly Update") was released on January 27, 1999 in connection with the 1999-2000 Executive Budget. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



    STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



    State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's 1998-99 fiscal year began on April 1, 1998 and ended on March 31, 1999. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the 1998-99 fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes.



    The 1998-99 State Financial Plan projected a closing balance in the General Fund of $1.42 billion comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

    The Third Quarterly Update of the 1998-99 Financial Plan projected a year-end available cash surplus of $1.79 billion in the General Fund, an increase of $749 million over the surplus estimate in the Mid-Year Update. Strong growth in receipts as well as lower-than expected disbursements during the first nine months of the fiscal year account for the higher surplus estimate. As of February 9, 1999, this amount was projected to be reduced by the transfer of $1.04 billion to the tax refund reserve. The projected remaining closing balance of $799 million in the General Fund is comprised of $473 million in the TSRF, $226 million in the CPF, and $100 million in the CRF.



    The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The 1999-2000 Financial Plan projects General Fund disbursements and transfers to other funds of $37.10 billion, an increase of $482 million over projected spending for the current year. Grants to local governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to decrease $87 million (0.4 percent) to $24.81 billion in 1999-2000, in part due to a $175 million decline in proposed spending for legislative initiatives.



    The State is projected to close the 1999-2000 fiscal year with a General Fund balance of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the TSRF and $100 million in the CFR. The entire $226 million balance in the Community Projects Fund is expected to be used in 1999-2000, with $80 million spent to pay for existing projects and the remaining balance of $146 million, against which there are currently no appropriations as a result of the Governor's 1998 vetoes, used to fund other expenditures in 1999-2000.



    The State currently projects spending to grow by $1.09 billion (2.9 percent) in 2000-01 and an additional $1.8 billion (4.7 percent) in 2001-02. General Fund spending increases at a higher rate in 2001-02 than in 2000-01, driven primarily by higher growth rates for Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Fund spending.



    Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally, a "forecast error" of one percentage point in the estimated growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.



    Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire on April 1, 1999. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.



    DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.



    The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.



    The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.



    The proposed 1998-99 through 2003-04 Capital Program and Financing Plan was released with the Executive Budget on January 27, 1999. The recommended five-year Capital Program and Financing Plan reflects debt reduction initiatives that would reduce future State-supported debt issuances by significantly increasing the share of the Plan financed with pay-as-you-go resources. Compared to the last year of the July 1998 update to the Plan, outstanding State-supported debt would be reduced by $4.7 billion (from $41.9 billion to $37.2 billion).



    As described therein, efforts to reduce debt, unanticipated delays in the advancement of certain projects and revisions to estimated proceeds needs will modestly reduce projected borrowings in 1998-99. The State's 1998-99 borrowing plan now projects issuances of $331 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State has issued $179 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $83 million will be used to finance agency equipment acquisitions, and $96 million to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million for information technology related to welfare reform, originally anticipated to be issued during the 1998-99 fiscal year, is now expected to be delayed until 1999-2000.



    Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.85 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.



    On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.



    On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.



    New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.



    LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (5) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services;
(6) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (7) a challenge to the Governor's application of his constitutional line item veto authority; and (8) a challenge to the enactment of the CLEAN WATER/CLEAN AIR BOND ACT OF 1996.



    Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE V. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.



    The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.



    Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.



    AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.



    Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

    In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.



    NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.



    In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.



    On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.



    Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.



    On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.



    New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.



    Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.



    On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.



    The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.



    In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 million. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

    The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.



    Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the 1999 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



    The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.



    Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.



    The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

    The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.



    Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.



    Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.



    On June 30, 1998, the City of Yonkers satisfied the statutory conditions for ending the supervision of its finances by a State-ordered control board. Pursuant to State law, the control board's powers over City finances lapsed six months after the satisfaction of these conditions, on December 31, 1998.



    Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.



    The 1998-99 budget includes $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.



    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.



    From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.



    YEAR 2000 COMPLIANCE. The State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks they operate on. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.



    The Office for Technology is monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. As of December 1998, the State had completed 93 percent of overall compliance effort for its mission-critical systems; 18 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the first quarter of 1999. As of December 1998, the State has completed 70 percent of overall compliance effort on the high-priority systems; 168 systems are now Year 2000 compliant and the remaining systems are on schedule to be compliant by the second quarter of 1999. Compliance testing is expected to be completed by the end of calendar 1999.



    While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

    TRUST POLICIES.

          (i)
            The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii)
            The Trust may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Trust's entering into interest rate futures contracts.

        (iii)
            The Trust may not engage in the underwriting of securities except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Trust's investment program, may be deemed to be an underwriting.

         (iv)
            The Trust may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts, although the Trust may invest in municipal securities secured by real estate or interests therein.

          (v)
            The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Trust's assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Trust.

         (vi)
            The Fund may not engage in short sales or participate on a joint or a joint and several basis in any trading account in securities.

        (vii)
            The Trust may not purchase or sell any put or call options or any combination thereof, except options on financial futures or municipal bond index contracts or options on debt securities as described in the Statement of Additional Information.

       (viii)
            The Trust may not purchase more than 10% of the outstanding voting securities of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (ix)
            The Trust may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x)
            The Trust may not purchase equity securities or securities convertible into equity securities.

         (xi)
            The Trust may not invest in commodities or commodity contracts except that the Trust may purchase financial futures contracts and related options.

        (xii)
            The Trust may not purchase the securities of any issuer if, to the knowledge of the Trust, those officers and directors of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (xiii)
            The Trust may not purchase oil, gas or other mineral type development programs or leases.

        (xiv)
            The Trust may not invest 25% or more of its assets in securities of issuers in any one industry; provided that there shall be no such limitation on the purchase of municipal securities and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (xv)
            The Trust may not purchase restricted securities or securities that are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the Trust's assets would be invested in such securities.

        (xvi)
            The primary investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New
    York City, and federal income taxes while avoiding undue risk to principal.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                            MANAGEMENT OF THE TRUST

    The business and affairs of the Trust are managed by the Trust's officers under the direction of the Board of Trustees. Set forth below is certain information regarding the Trustees and Officers of the Trust.

                             TRUSTEES AND OFFICERS


NAME, ADDRESS AND AGE               POSITION WITH TRUST      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive
 Age 64                             of Trustees and        Officer of the Adviser and Value Line Pub-
                                    President              lishing, Inc. Chairman and President of the
                                                           Value Line Funds and Value Line Securities,
                                                           Inc. (the "Distributor"); Chairman and
                                                           President of each of the 15 Value Line Funds.
 John W. Chandler                   Trustee                Consultant, Academic Search Consultation
 2801 New Mexico Ave., N.W.                                Service, Inc. Trustee Emeritus and Chairman
 Washington, DC 20007                                      (1993-1994) of Duke University; President
 Age 75                                                    Emeritus, Williams College.

NAME, ADDRESS AND AGE               POSITION WITH TRUST      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ---------------------------------------------
*Leo R. Futia                       Trustee                Retired Chairman and Chief Executive Officer
 201 Park Avenue South                                     of The Guardian Life Insurance Company of
 New York, NY 10003                                        America and Director since 1970. Director
 Age 79                                                    (Trustee) of The Guardian Insurance & Annuity
                                                           Company, Inc., Guardian Investor Services
                                                           Corporation and the Guardian-sponsored mutual
                                                           funds.
 David H. Porter                    Trustee                President Emeritus, Skidmore College since
 5 Birch Run Drive                                         January 1, 1999; Visiting Professor of
 Saratoga Springs, NY 12866                                Classics, Williams College, since July 1,
 Age 63                                                    1999; President, Skidmore College, 1987-1998;
                                                           Director of Adirondack Trust Company.
 Paul Craig Roberts                 Trustee                Chairman, Institute for Political Economy;
 505 S. Fairfax Street                                     Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 60
 Nancy-Beth Sheerr                  Trustee                Chairman, Radcliffe College Board of
 1409 Beaumont Drive                                       Trustees.
 Gladwyne, PA 19035
 Age 50
 Charles Heebner                    Vice President         Senior Portfolio Manager with the Adviser.
 Age 63
 Raymond S. Cowen                   Vice President         Assistant Research Director with the Ad-
 Age 77                                                    viser.
 David T. Henigson                  Vice President,        Director, Vice President and Compliance
 Age 41                             Secretary and          Officer of the Adviser. Director and Vice
                                    Treasurer              President of the Distributor. Vice Presi-
                                                           dent, Secretary and Treasurer of each of the
                                                           15 Value Line Funds.


--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Trustees of the Trust are also directors/trustees of 11 other Value Line Funds.

    The following table sets forth information regarding compensation of Trustees by the Trust and by the Trust and the eleven other Value Line Funds of which each of the Trustees is a director or trustee for the fiscal year ended February 28, 1999. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 28, 1999


                                                                                                   TOTAL
                                                                  PENSION OR       ESTIMATED    COMPENSATION
                                                                  RETIREMENT        ANNUAL       FROM FUND
                                                AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION     ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSONS                                 FROM FUND      OF FUND EXPENSES   RETIREMENT     (12 FUNDS)
-------------------------------------------  ---------------  ------------------  -----------  --------------
Jean B. Buttner                                 $     -0-                N/A             N/A     $      -0-
John W. Chandler                                    2,968                N/A             N/A         35,620
Leo R. Futia                                        2,718                N/A             N/A         32,620
David H. Porter                                     2,968                N/A             N/A         35,620
Paul Craig Roberts                                  2,718                N/A             N/A         32,620
Nancy-Beth Sheerr                                   2,968                N/A             N/A         35,620


    As of February 28, 1999, no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding stock of the Trust. The Adviser and its affiliates owned 117,885 shares of record or approximately 3.6% of the outstanding shares. Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES


    The Trust's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Trust, owns all of the voting stock of Arnold Bernhard & Co., Inc. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931.


    The investment advisory agreement between the Trust and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.6% of the Trust's average daily net assets during the year. During the fiscal years ended February 28, 1997, 1998 and 1999, the Trust paid or accrued to the Adviser advisory fees of $217,260, $200,703 and 204,231, respectively.

    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Trust. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest.

    The Trust has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Trust. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Trust's independent accountants and also performs certain tax preparation services.

                             PORTFOLIO TRANSACTIONS

    Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Trust for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as principal. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Trust paid no brokerage commissions in fiscal 1997, 1998 or 1999.

    Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

    Research services furnished by brokers through which the Trust effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Trust. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.

    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur additional expenses than might otherwise be the case. The Trust's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Trust's Prospectus.

                                 CAPITAL STOCK

    Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Trust reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Trust offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Trust account. The required form to enroll in this program is available upon request from the Distributor.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.

    The value of shares of the Trust on redemption may be more or less than the shareholder's cost, depending upon the market value of the Trust's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Trust, the loss may be disallowed for tax purposes if shares of the same Trust are purchased within (before or after) 30 days of the sale.

                                     TAXES

    The Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Trust so qualified during the Trust's last fiscal year. By so qualifying, the Trust is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Trust shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Realized losses incurred after October 31, if so elected by the Trust, are deemed to arise on the first day of the following fiscal year. In the year ended February 28, 1999, the Trust did not incur such losses.

    Distributions of net tax-exempt income, in the form of "exempt-interest dividends", are excludable from the shareholder's income for federal income tax purposes (except as provided below) if the Trust qualifies to pay exempt-interest dividends. Distributions of other investment income and any realized short-term capital gains are taxable to shareholders as ordinary income. The Trust does not anticipate that any distributions will be eligible for the dividends-received deductions for corporate shareholders.


    Distributions of realized long-term capital gains are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Trust have been held by such shareholders and regardless of whether the distribution is received in cash or is reinvested in additional Trust shares. The computation of net capital gains takes into account any capital loss carryforward of the Trust.


    Investments in the Trust generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

    The Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Trust which represents income derived from private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person." Moreover, some or all of the Trust's dividends may be a specific preference item or a component of an adjustment item, for purposes of determining federal alternative minimum taxes. Interest on indebtedness incurred by a shareholder to purchase or carry the Trust's shares generally is not deductible for federal income tax purposes and New York State and New York City personal income tax purposes. In addition, if a shareholder holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. In addition, the receipt of Trust dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.


    A distribution by the Trust will reduce the Trust's net asset value per share. Such a distribution may be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which may be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Trust in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.


    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Trust. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Trust shares on purchase or reinvestment date).


    For shareholders who fail to furnish to the Trust their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Trust will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Trust.

                                PERFORMANCE DATA

    From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Trust may also advertise aggregate total return information for different periods of time.

    The Trust's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                         P(1+T) to the power of n = ERV

               Where:  P     =     a hypothetical initial purchase order of
                                   $1,000
                       T     =     average annual total return
                       n     =     number of years
                       ERV   =     ending redeemable value of the
                                   hypothetical $1,000 purchase at the end
                                   of the period.

    The Trust's average annual total returns for the one, five and ten year periods ending February 28, 1999 were 5.56%, 5.53% and 7.47%, respectively.

    The Trust's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc. or Morningstar.

    From time to time, evaluations of the Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trust.

    Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS

    The Trust's financial statements for the year ended February 28, 1999, including the financial highlights for each of the five fiscal years in the period ended February 28, 1999, appearing in the 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                                SECURITY RATINGS

RATINGS OF MUNICIPAL SECURITIES

    MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality", Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade", neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well. Ba-- judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    STANDARD & POOR'S RATINGS SERVICES. AAA--"obligations of the highest quality". AA-- issues with investment characteristics "only slightly less marked than those of the prime quality issues". A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. BB and B--regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While debt rated BB or B will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

RATINGS OF MUNICIPAL NOTES

    MOODY'S INVESTORS SERVICE, INC. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

    STANDARD & POOR'S CORPORATION. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

    MOODY'S INVESTORS SERVICE, INC. PRIME-1: highest quality. PRIME-2: higher quality.

    STANDARD & POOR'S CORPORATION. A-1: A very strong degree of safety. A-2:
Strong degree of safety.